UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 9, 2021

ZIX CORPORATION

(Exact name of registrant as specified in its charter)

Texas	0-17995	75-2216818
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2711 North Haskell Avenue

Suite 2300, LB 36

Dallas, Texas 75204-2960

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 370-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ZIXI	NASDAQ

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its annual meeting of shareholders on June 9, 2021. The proposals presented at the annual meeting are described in detail in the definitive Proxy Statement relating thereto, which was filed with the Securities and Exchange Commission on April 23, 2021. The voting results detailed below represent final results as certified by an independent inspector of elections.

Proposal 1:	Election of Directors

Shareholders elected the following individuals as Directors of the Company.

Nominee	For	Withheld	Broker Non-Votes
Mark J. Bonney	54,845,025	5,112,897	7,903,879
Marcy Campbell	58,868,935	1,088,987	7,903,879
Taher A. Elgamal	58,772,498	1,185,424	7,903,879
James H. Greene, Jr.	52,319,837	7,638,085	7,903,879
Robert C. Hausmann	54,678,542	5,279,380	7,903,879
Maribess L. Miller	58,818,100	1,139,822	7,903,879
Brandon Van Buren	57,443,214	2,514,708	7,903,879
David J. Wagner	58,756,651	1,201,271	7,903,879

Proposal 2:	Ratification of Appointment of Accountants

Shareholders ratified the appointment of Whitley Penn LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2021.

For	Against	Abstain	Broker Non-votes
64,994,708	75,889	791,204	-0-

Proposal 3:	“Say on Pay”

Shareholders approved the following resolution: “Resolved, that shareholders approve the compensation of the Company’s named executive officers, as discussed and disclosed in the Compensation Discussion and Analysis, the executive compensation tables, and any narrative executive compensation disclosure contained in this proxy statement.” Approximately 88.4% of the shares entitled to vote and represented at the meeting were voted “For” the subject resolution.

For	Against	Abstain	Broker Non-votes
53,254,818	4,747,293	1,955,811	7,903,879

Proposal 4:	2021 Omnibus Incentive Plan

Shareholders approved the Company’s 2021 Omnibus Incentive Plan.

For	Against	Abstain	Broker Non-votes
53,204,496	5,909,485	843,941	7,903,879

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIX CORPORATION

Date: June 11, 2021	By:	/s/ Noah F. Webster
Noah F. Webster
Chief Legal Officer and Corporate Secretary